                                                      EXHIBIT 10.20
                             THIRD AMENDMENT TO THE
                           BURLINGTON RESOURCES INC.
                                 SEVERANCE PLAN


The Burlington Resources Inc. Severance Plan ("Plan"), as adopted effective March 1, 1992, is amended as follows pursuant to Section 6.1 of the Plan, effective June 1, 1993.

1. The following new Section 2.3 shall be inserted immediately following Section 2.2 Termination of Participation:

           2.3         Waiver of Participation

                       Each Eligible Employee may elect to waive the right to be a Participant in the Plan. Any such waiver must be made in writing and will contain such terms and conditions as the Eligible Employee and the Company may agree upon, including without limitation the right to waive participation retroactive to the date participation began and the right to rescind the waiver in certain circumstances.


                                          BY BURLINGTON RESOURCES INC.



                                          By:     Harold E. Haunschild
                                             --------------------------------
 M.A. Salin                              Its:  V.P. Human Resources
- ------------------                           --------------------------------
Witness



(CORPORATE SEAL)

                            FOURTH AMENDMENT TO THE
                           BURLINGTON RESOURCES INC.
                                 SEVERANCE PLAN

The Burlington Resources Inc. Severance Plan ("Plan"), as adopted effective March 1, 1992, is amended as follows pursuant to Section 6.1 of the Plan, effective December 1, 1993.

1. Section 3.1 Amount of Benefit shall be amended by inserting the following new paragraph after the last paragraph:

           Notwithstanding the foregoing, each Participant whose scheduled termination of employment date is in 1994 shall be entitled to receive the benefit described in this Section 3.1 on December 15, 1993, in lieu of receiving it upon the occurrence of any of the events described in clauses (i) through (iv) in the first paragraph above. Benefits shall be distributed to such Participants within a reasonable time after December 15, 1993, provided that the Participant has entered into a Severance Agreement and Release with the Company, and that all applicable waiting periods have expired.

                                          By BURLINGTON RESOURCES INC.



                                          By:    Harold E. Haunschild
                                             --------------------------------

  Margaret A. Salin                    Title: V.P. Human Resources
- ---------------------                        -----------------------------
Witness


(Corporate Seal)

                             FIFTH AMENDMENT TO THE
                           BURLINGTON RESOURCES INC.
                                 SEVERANCE PLAN

The Burlington Resources Inc. Severance Plan ("Plan"), as adopted effective March 1, 1992, is amended as follows pursuant to Section 6.1 of the Plan, effective January 1, 1994.

1. Section 3.1 Amount of Benefit shall be amended by inserting the following new paragraph after the last paragraph:

           For purposes of this section, the Senior Vice President of the Employer, provided he has not waived participation pursuant to
           Section 2.3, who is scheduled to terminate employment on June 30, 1994 shall be considered to have involuntarily terminated employment on January 1, 1994. However, for benefit calculation purposes only, such Participant shall be deemed to involuntarily terminate employment on June 30, 1994. This acceleration of payment provision will result in early payment of amounts which would otherwise have been paid following June 30, 1994. The Participant who receives an accelerated payment under this provision is not entitled to receive any further payment under the Plan upon actual termination of employment, whether such termination occurs on June 30, 1994 or some other date.

IN WITNESS WHEREOF, Burlington Resources Inc. has caused this Fifth Amendment to be duly executed on this 1st day of January, 1994.


                                          FOR BURLINGTON RESOURCES INC.



                                          By:   Harold E. Haunschild
                                              -------------------------------

  Margaret A. Salin                    Title: V.P. Human Resources
- ----------------------                        --------------------------------
Witness



(Corporate Seal)